SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2003

PROVIDENT FINANCIAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-31566	42-1547151
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

830 Bergen Avenue, Jersey City, New Jersey	07306-4599
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 333-1000

Not Applicable

(Former name or former address, if changed since last report)

Item 5. Other Events and Required FD Disclosure

As previously reported, on December 19, 2003, Provident Financial Services, Inc., a Delaware corporation and First Sentinel Bancorp, Inc., a Delaware corporation, entered into an Agreement and Plan of Merger (the “Merger Agreement”). A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and the joint press release announcing the execution of the Merger Agreement, which was issued on December 22, 2003 is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of December 19, 2003, by and between Provident Financial Services, Inc. and First Sentinel Bancorp, Inc.

99.1	Joint press release dated December 22, 2003 (incorporated by reference from the Company’s filing with the SEC on December 22, 2003)

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PROVIDENT FINANCIAL SERVICES, INC.

DATE: December 31, 2003	By:	/s/ Paul M. Pantozzi
Paul M. Pantozzi
Chairman, Chief Executive Officer and President

3

EXHIBIT INDEX

Exhibit	Description

2.1	Agreement and Plan of Merger, dated as of December 19, 2003, by and between Provident Financial Services, Inc. and First Sentinel Bancorp, Inc.

99.1	Joint press release dated December 22, 2003 (incorporated by reference from the Company’s filing with the SEC on December 22, 2003)